                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: DECEMBER 14, 1998

                           LAHAINA ACQUISITIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           COLORADO                       0-27480                84-1325695
(STATE OF OTHER JURISDICTION OF       (COMMISSION FILE         (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)             NO.)             IDENTIFICATION NO.)

                                 (770) 754-6140
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OF FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K filed by Lahaina Acquisitions, Inc. ("Lahaina" or the "Company") on December 28, 1998 to provide historical financial statements of Beachside Commons I, Inc. ("Beachside") and pro forma financial information regarding the acquisition of Beachside by the Company.

ITEM 1. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        (a) Financial Statements

To the Board of Directors
BEACHSIDE COMMONS I, INC.
Alpharetta, GA


                          INDEPENDENT AUDITORS' REPORT


We have audited the accompanying balance sheet of BEACHSIDE COMMONS I, INC. as of December 7, 1998, and the related statements of operations, changes in stockholder's equity, and cash flows for the period from inception, September 25, 1998, to December 7, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BEACHSIDE COMMONS I, INC. as of December 7, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/Kenneth R. Walters, P.A.
---------------------------
KENNETH R. WALTERS, P.A.
Fernandina Beach, FL
October 14, 1999

                           BEACHSIDE COMMONS I, INC.
                                 BALANCE SHEET
                                December 7, 1998


ASSETS
  Current Assets
    Cash                                                             $       --
    Prepaid Expenses                                                     17,281
    Escrow Funds                                                         30,000
                                                                     ----------
  Total Current Assets                                                   47,281

  Fixed Assets
    Land                                                                400,000
    Building                                                          2,403,623
    Equipment                                                           143,738
    Accumulated Depreciation                                            (24,389)
  Total Fixed Assets                                                  2,922,972

TOTAL ASSETS                                                         $2,970,253
                                                                     ----------

LIABILITIES AND STOCKHOLDER'S EQUITY
  LIABILITIES
    Current Liabilities
      Accounts Payable                                                    4,250
      Security Deposits Payable                                           9,000
                                                                     ----------
    Total Current Liabilities                                            13,250

    Long-term Debt
      Notes Payable                                                   1,730,000
                                                                     ----------
    Total Long-term Debt                                              1,730,000
                                                                     ----------
  TOTAL LIABILITIES                                                   1,743,250

  STOCKHOLDER'S EQUITY
    Common stock, $1.00 par value, 500 shares
      authorized, 500 shares issued and outstanding                         500
    Additional Pain-In Capital                                        1,247,069
    Retained Deficit                                                    (20,566)
                                                                     ----------

  TOTAL STOCKHOLDER'S EQUITY                                          1,227,003

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $2,970,253
                                                                     ----------



   The accompanying notes are an integral part of these financial statements.

                            BEACHSIDE COMMONS I, INC.
                            STATEMENT OF OPERATIONS
          For the Period from September 25, 1998 (Date of Inception)
                              To December 7, 1998


Rent Revenue                                                                   $

Operating Expenses
   Depreciation                                                                    3,252
   Legal Fees                                                                        500
   Insurance                                                                         926
   Taxes - Property                                                                  600
                                                                               ---------
Total Operating Expenses                                                           5,278
                                                                               ---------
Operating Loss                                                                    (5,278)

Interest Expense                                                                 (15,288)
                                                                               ---------
Net Operating Loss                                                             $ (20,566)
                                                                               ---------




   The accompanying notes are an integral part of these financial statements.

                           BEACHSIDE COMMONS I, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
           For the Period from September 25, 1998 (Date of Inception)
                              To December 7, 1998



                                    Common Stock                                  Additional            Total
                                    $1.00 Par Value                Retained         Paid in         Stockholders'
                               -------------------------           Earnings         Capital             Equity
                               Shares           Amount           -------------    ------------       ------------
                               ------          ---------
Balance at September 25, 1998      --          $      --         $     --         $       --        $       --

Issuance of Common Stock          500                500               --                 --               500

Non-Cash Capital Contributed       --                 --               --          1,247,069         1,247,069

Net loss                           --                 --          (20,566)                --           (20,566)
                               ------          ---------         --------         ----------        ----------
Balance at December 7, 1998       500          $     500         $(20,566)        $1,247,069        $1,227,003
                               ======          =========         ========         ==========        ==========



   The accompanying notes are an integral part of these financial statements.

                           BEACHSIDE COMMONS I, INC.
                            STATEMENT OF CASH FLOWS
                  From September 25, 1998 (Date of Inception)
                              To December 7, 1998



CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                      $   (20,566)
Adjustments to reconcile net loss to net cash provided
  by operating activities:
  Depreciation                                                      3,252
  Expenses paid by stockholder                                     11,538
  Decrease In:
    Prepaid expenses                                                1,526
  Increase In:
    Accounts payable                                                4,250
                                                              -----------
Net cash provided by operating activities                               -
                                                              -----------
CASH - Beginning of period                                              -
                                                              -----------
CASH - End of period                                                    -
                                                              -----------
NON-CASH INVESTING AND FINANCING ACTIVITIES
  Fixed assets acquired through long-term debt,
    net of accumulated depreciation at September 25, 1998     $ 2,926,224
  Non-cash capital contributions                                1,247,569
                                                              -----------
                                                              $ 4,173,793
                                                              -----------
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for interest                      $    15,288
                                                              -----------
Cash paid during the period for income taxes                  $         -
                                                              -----------



   The accompanying notes are an integral part of these financial statements.

BEACHSIDE COMMONS I, INC.
NOTES TO FINANCIAL STATEMENTS
December 7, 1998


NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

BEACHSIDE COMMONS I, INC. ("the Company"), was incorporated under the laws of the State of Florida on September 25, 1998. The Company's intent at December 7, 1998 was to operate and further develop a commercial real estate property in the resort area of Amelia Island, Florida.

The commercial property owned by the Company was purchased and developed by Mongoose Investments, LLC ("Mongoose") a limited liability company formed under the laws of the state of Georgia. On September 25, 1998, BEACHSIDE COMMONS I, INC. was incorporated under the laws of the state of Florida as a wholly-owned subsidiary of Mongoose. On November 13, 1998, the commercial real estate property was transferred from Mongoose to the Company. On December 14, 1998, Lahaina Acquisitions, Inc. (Lahaina) completed the acquisition of all of the outstanding stock.


CASH EQUIVALENTS

The Company considers all short-term investments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 7, 1998.


FISCAL YEAR

The Company's original fiscal year-end was December 31. It has adopted September 30 as the fiscal year-end, which is the fiscal year-end of the acquirer.


PROPERTY AND EQUIPMENT/DEPRECIATION

The Company depreciates buildings and equipment on the straight-line method based on their estimated useful lives which range from five to twenty years. Depreciation expenses for the period was $3,252.

BEACHSIDE COMMONS I, INC.
NOTES TO FINANCIAL STATEMENTS
December 7, 1998


ACCOUNTS PAYABLE-CASH BOOK BALANCE

As of December 7, 1998, the Company had checks outstanding in excess of book balances totaling $4,250, which have been classified as accounts payable.


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, (SFAS 130), requires that total comprehensive income be reported in the financial statements. Comprehensive income is equal to the net loss for the period ended December 7, 1998.


NOTE 2-ESCROW FUNDS

The Company was involved in legal proceedings and $30,000 was being held in escrow at December 7, 1998. The Company is party from time-to-time in various legal proceedings. In the opinion of management, there are no matters which might have a material impact on the Company's financial position or results of operations.

BEACHSIDE COMMONS I, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 7, 1998


NOTE 3-LONG-TERM DEBT

     Note payable to Pacific Coast Investment Company
     (secured by a first mortgage on the Beachside Commons
     property), at an interest rate of 15% payable in monthly
     installments of interest only. The entire principal is due
     and payable November 11, 2003.                                   $1,550,000

     Note payable to GCA Strategic Investment Fund, Ltd. (1),
     (secured by a second mortgage on the Beachside Commons
     property), at an interest rate of 9%, maturing
     January 31, 2001 with interest payable quarterly in arrears on the last day of March, June, September and December of
     each year until the maturity date.                                   25,000

     Notes payable, others, consists of three notes, at an interest rate of 18% payable on demand, from individuals in the amounts
     of $85,000, $50,000, and $20,000.                                   155,000
                                                                       ---------

                                                                      $1,730,000
                                                                       =========

     All long-term debt is reported at fair value. The notes payable on demand are recorded as long-term debt due to subsequent events.

Maturities of long-term debt are as follows:

          Year Ending
          December 31                                                   Amount
          -----------                                                -----------
             1999                                                     $      -0-
             2000                                                            -0-
             2001                                                         25,000
             2002                                                            -0-
             2003                                                      1,550,000

BEACHSIDE COMMONS I, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 7, 1998

NOTE 4 - STOCKHOLDER'S EQUITY

The Company is authorized to issue 500 shares of common stock with $1.00 per share par value. As of December 7, 1998, the Company had issued 500 common shares. At December 7, 1998, all outstanding shares were owned by Lahaina Acquisitions, Inc., with 86% of Lahaina stock owned by Richard P. Smyth.

NOTE 5 - CAPITAL CONTRIBUTIONS

Some expenses were paid on behalf of the Company by the stockholder. Those amounts have been recorded as additional paid-in capital.

NOTE 6 - RELATED PARTY TRANSACTIONS

Included in Note 3 - LONG-TERM DEBT are two notes payable to Nancy E. Smyth totaling $70,000. Mrs. Smyth is married to the majority stockholder of Lahaina.

NOTE 8 - SUBSEQUENT EVENTS

On June 30, 1999, Mongoose agreed to assume three notes payable whose balances at June 30, 1999, totaled approximately $198,000 and included the notes payable at December 7, 1998 for $155,000.

On December 14, 1998, the Company was acquired by Lahaina Acquisitions, Inc. ("Lahaina"). Lahaina issued 1,250,000 shares of common stock and 1,910,000 shares of preferred stock and paid $667,500 for the Company. The acquisition was accounted for as a reverse acquisition. The Company was determined to be the accounting acquiror for financial statement purposes in accordance with Staff Accounting Bulletin No. 97. The assets and liabilities of Lahaina were recorded at its historical cost basis as it was a shell company at December 14, 1998. A related note payable for $750,000 was added to long-term debt on December 14, 1998. The note payable was convertible into the Company's common stock.

b) Pro forma Financial Statements


                           LAHAINA ACQUISITIONS, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


BASIS OF PRESENTATION

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Beachside Commons I, Inc. ("Beachside") by Lahaina Acquisitions, Inc. ("Lahaina"). The acquisition of Beachside will be accounted for using the purchase method of accounting. In accordance with the provisions of Staff Accounting Bulletin No. 97, Beachside is deemed to be the accounting acquirer of Lahaina as its stockholders will receive the largest portion of the voting rights in the combined corporation. The acquired company, Lahaina, will be recorded at its historical cost basis as it was a shell company prior to the acquisition of Beachside.

The Unaudited Pro Forma Condensed Balance Sheet gives effect to the acquisition as if it had occurred on September 30, 1998. The Unaudited Pro Forma Combined Statements of Operations for the year ended September 30, 1998 gives effect to these transactions as if they had occurred on October 1, 1997.

The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The pro forma combined financial data does not purport to represent what Lahaina's financial position or results of operations would actually have been if such transactions in fact had occurred on those assumed dates and are not necessarily representative of Lahaina's financial position or results of operations for any future period. Since Lahaina and Beachside were not under common control or management, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Form 8-K/A.

                           LAHAINA ACQUISITIONS, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1998


                                                                                        Pro Forma
                                                     Historical                        Adjustments     Pro Forma
                                                      Lahaina          Beachside       (see note 3)    Combined
                                                     ----------        ----------      ------------    ---------
ASSETS
 Current Assets
  Cash                                               $     28          $       --       $ 82,500       $   82,528
  Other Current Assets                                     --              47,281             --           47,281
                                                     --------          ----------       --------       ----------
 Total Current Assets                                      28              47,281         82,500          129,809

 Fixed Assets
  Land                                                     --             400,000             --          400,000
  Buildings                                                --           2,403,623             --        2,403,623
  Equipment                                                --             143,738             --          143,738
  Accumulated Depreciation                                 --             (24,389)            --          (24,389)
                                                     --------          ----------       --------       ----------
 Total Fixed Assets                                        --           2,922,972             --        2,922,972

TOTAL ASSETS                                         $     28          $2,970,253       $ 82,500       $3,052,781
                                                     --------          ----------       --------       ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Current Liabilities
  Accounts Payable                                      7,093               4,250             --           11,343
  Security Deposits Payable                                --               9,000             --            9,000
                                                     --------          ----------       --------       ----------
 Total Current Liabilities                              7,093              13,250             --           20,343

Long-Term Debt
 Note Payable - Mortgage                                   --           1,550,000             --        1,550,000
 Note Payable - Other                                      --             180,000             --          180,000
 Note Payable - Convertible Debenture                      --                  --        750,000          750,000
                                                     --------          ----------       --------       ----------
 Total Long-Term Debt                                      --           1,730,000        750,000        2,480,000
                                                     --------          ----------       --------       ----------

TOTAL LIABILITIES                                       7,093           1,743,250        750,000        2,500,343
                                                     --------          ----------       --------       ----------

SHAREHOLDERS' EQUITY
Common Stock                                            6,582                 500         (7,082)              --
Additional Paid-In Capital - Common Stock              52,653           1,247,069       (726,718)         573,004
Contributed Capital                                        --                  --             --               --
Retained Deficit                                      (66,300)            (20,566)        66,300          (20,566)
                                                     --------          ----------       --------       ----------
TOTAL SHAREHOLDERS' EQUITY                             (7,065)          1,227,003       (667,500)         552,438
                                                     --------          ----------       --------       ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $     28          $2,970,253       $ 82,500       $3,052,781
                                                     --------          ----------       --------       ----------

                           LAHAINA ACQUISITIONS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                Pro Forma
                             Historical                        Adjustments      Pro Forma
                              Lahaina         Beachside       (see note 4)      Combined
                             ----------       ---------        -----------      ---------
REVENUE                      $     --         $     --         $     --         $      --
EXPENSES:
  Administrative Expense       45,479                --               --           45,479
  Operating Expense                --             5,278               --            5,278
                             --------         ---------        ---------        ---------
Total Expenses                 45,479             5,278               --           50,757
LOSS FROM OPERATIONS          (45,479)           (5,278)              --          (50,757)
INTEREST EXPENSE - NET             --           (15,288)         (67,500)         (82,788)
                             --------         ---------        ---------        ---------
NET LOSS                     $(45,479)        $ (20,566)       $ (67,500)       $(133,545)
                             ========         =========        =========        =========



   The accompanying notes are an integral part of these financial statements.

                           LAHAINA ACQUISITIONS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE 1 - GENERAL


Lahaina was founded in 1989 to seek, investigate and, if warranted, acquire an interest in one or more business opportunities or ventures.

The historical financial statements reflect the financial position and results of operations of Lahaina Acquisitions, Inc. ("Lahaina") and Beachside Commons I, Inc. ("Beachside"), and were derived from the respective historical financial statements where indicated. The period included in these financial statements for Lahaina is as of and for the year ended September 30, 1998. The period included in these financial statements for Beachside is as of and for the period from September 25, 1998 (date of inception) to December 7, 1998. The audited historical financial statements of Beachside included elsewhere herein have been included in accordance with Securities and Exchange Commission Regulation S-X Rule 3-05.


NOTE 2 - ACQUISITIONS

The acquisition of Lahaina will be accounted for using the purchase method of accounting with Beachside being treated as the accounting acquirer of Lahaina in accordance with Staff Accounting Bulletin No. 97. The acquired company, Lahaina, will be recorded at its historical cost basis as it was a shell company prior to the acquisition of Beachside.


NOTE 3 - UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS

The pro forma combined balance sheet adjustments related to the acquisition of Lahaina by Beachside reflect (i) the issuance of a $750,000 note payable convertible into Lahaina common stock, (ii) cash paid to the stockholder of Beachside that, due to the reverse acquisition, will be accounted for as a distribution in the amount of $667,500, and (iii) the reclassification of Lahaina's shareholders' equity to Additional Paid in Capital in conjunction with the merger.


NOTE 4 - UNAUDITED PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

The pro forma combined statement of operations adjustments related to the acquisition of Lahaina by Beachside reflect additional interest expense associated with the issuance of a $750,000 convertible note payable. The proceeds of the note payable were used to fund the cash distribution to the stockholder of Beachside.

                      LAHAINA ACQUISITIONS, INC.
      NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The pro forma adjustments are not adjusted for their income tax effect as none of the entities had profitable operations during any of the periods.

NOTE 5 - NET LOSS PER SHARE

The pro forma net loss per share for the year ended September 30, 1998 was $0.06 per share, and the number of shares used in computing both the basic and diluted net loss totaled 2,246,500 shares. This represents the total number of shares outstanding immediately prior to the acquisition (996,500) plus the number of shares issued in connection with the acquisition (1,250,000). The convertible securities were not included in the computation of loss per share as they would be anti-dilutive.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Lahaina Acquisitions, Inc.
                                             (REGISTRANT)


                                             By: /s/ L. Scott Demerau
                                             --------------------------
                                             Name: L. Scott Demerau
October 29, 1999                             Title: President